UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2019

SharpSpring, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-36280	05-0502529
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. EmployerIdentification No.)

5001 Celebration Pointe Avenue, Suite 410, Gainesville, FL	32608
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 888-428-9605

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Adoption of SharpSpring, Inc. 2019 Equity Incentive Plan

At the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Sharpspring, Inc. (the “Company”) held on Wednesday, June 13, 2019, the Company’s stockholders approved the Company’s 2019 Equity Incentive Plan (the “Plan”) to ensure that the Company has adequate ways in which to provide stock based compensation to its directors, officers, employees, and consultants. The number of shares of common stock available for future issuance under the Plan is 697,039. The Company’s Board of Directors previously approved the Plan, subject to stockholder approval. The Company’s executive officers are eligible to participate in the Plan. A summary of the Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 30, 2019. A copy of the Plan is filed with the Proxy Statement.

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Sharpspring, Inc. (the “Company”) held on Wednesday, June 13, 2019. As of the close of business on April 15, 2019, the Company had outstanding 9,632,013 shares of common stock, of which 7,714,083 shares were represented at the meeting by proxy and in person; accordingly, a quorum was constituted. The matters voted upon and the final results of the voting were as follows:

Proposal 1:  Election of Directors

The following votes were cast with respect to Proposal 1.  The following persons were elected to the Board of Directors to serve until the 2020 Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified:

Name	Votes For	Votes Withheld	Broker Non-votes
Steven A. Huey	5,252,746	5,800	2,455,537
Richard Carlson	5,252,746	5,800	2,455,537
David A. Buckel	5,256,246	2,300	2,455,537
Marietta Davis	5,254,384	4,162	2,455,537
Daniel C. Allen	4,765,196	493,350	2,455,537

Proposal 2:  Ratify Cherry Bekaert LLP as the Company’s Independent Registered Public Accounting Firm

The following votes were cast with respect to Proposal 2.  The proposal was approved.

For	Against	Abstain	Broker Non-votes
7,693,167	2,038	18,878	-

Proposal 3:  Adoption of the Company’s 2019 Equity Incentive Plan

The following votes were cast with respect to Proposal 3. The proposal was approved.

For	Against	Abstain	Broker Non-votes
4,448,384	805,259	4,903	2,455,537

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.  Description

10.1	SharpSpring, Inc. 2019 Equity Incentive Plan	Incorporated by reference to the Company’s Definitive Schedule 14A filed on April 30, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARPSPRING, INC.

Dated: June 18, 2019	By:	/s/ Bradley M. Stanczak
Bradley M. Stanczak,
Chief Financial Officer